UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 19, 2018

Premier Exhibitions, Inc.

(Exact name of Registrant as Specified in Charter)

FLORIDA (State or Other Jurisdiction of Incorporation)	000-24452 (Commission File Number)	20-1424922 (I.R.S. Employer Identification Number)
3045 Kingston Court, Suite I, Peachtree Corners, Georgia 30071 (Address of Principal Executive Offices) (Zip Code)

(404) 842 - 2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, on June 14, 2016, Premier Exhibitions, Inc. (the “Company”) and each of its U.S. subsidiaries filed voluntary petitions for reorganization relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Florida (the “Bankruptcy Court”).

Sale Order

On October 19, 2018, the Bankruptcy Court entered an order (the “Order”): (i) approving the previously announced Asset Purchase Agreement (the “Asset Purchase Agreement”), dated June 14, 2018, as amended on September 14, 2018, among the Company and certain of its subsidiaries (collectively, “Sellers”), and Premier Acquisition Holdings LLC (“Buyer”), pursuant to which the Buyer agreed to acquire substantially all of the assets and assume certain liabilities of the Sellers pursuant to Sections 363 and 365 of the Bankruptcy Code; (ii) authorizing the sale of the transferred assets free and clear of all liens, claims, encumbrances and interests; (iii) authorizing the assumption and assignment of certain executory contracts and leases in connection therewith; (iv) approving the settlement with the Pacbridge Parties; and (v) granting related relief. The closing of the transactions contemplated by the Asset Purchase Agreement remains subject to the satisfaction or waiver of a number of closing conditions.

The foregoing description of the Order does not purport to be complete and is qualified in its entirety by reference to the Order, a copy of which is filed hereto as Exhibit 99.1

Monthly Operating Reports

On October 22, 2018, the Company, and its U.S. subsidiaries, filed monthly operating reports for the period of September 1, 2018 through September 30, 2018 (the “Monthly Operating Reports”) with the Bankruptcy Court. Excerpts of the Monthly Operating Reports, excluding exhibits, are attached to this Current Report on Form 8-K as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 and incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statements Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, covers a limited time period, and have been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. The financial information in the Monthly Operating Reports were not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, non-cash items, accruals, valuations and disclosures. The Monthly Operating Reports also contain information for periods which are different from the historical periods required in the Company’s reports pursuant to Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for a period that would be reflected in the Company's financial statements or its reports pursuant to the Exchange Act. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results and information set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Exchange Act Reports

The Company has suspended the filing of its regular periodic reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (the “SEC”). The Company, however, intends to furnish copies of the Monthly Operating Reports that are required to be submitted to the Bankruptcy Court under cover of Current Reports on Form 8-K and to continue to file Forms 8-K disclosing material developments concerning the Company.

Additional Information Regarding the Chapter 11 Filing

Information about the Chapter 11 process, as well as court filings (including the full text of the Monthly Operating Reports, with exhibits) and other documents related to the reorganization proceedings, is available through the Official Equity Committee Website for Shareholders of Premier Exhibitions, Inc. at http://www.jndla.com/cases/premiercommittee, docket numbers 1233 - 1240. Information contained on, or that can be accessed through, such website or the Bankruptcy Court’s website is not part of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Order of the Bankruptcy Court issued October 19, 2018
99.2	Monthly Operating Report for the Period of September 1, 2018 through September 30, 2018 dated October 22, 2018 for Premier Exhibitions, Inc.
99.3	Monthly Operating Report for the Period of September 1, 2018 through September 30, 2018 dated October 22, 2018 for Premier Exhibition Management LLC
99.4	Monthly Operating Report for the Period of September 1, 2018 through September 30, 2018 dated October 22, 2018 for RMS Titanic, Inc.
99.5	Monthly Operating Report for the Period of September 1, 2018 through September 30, 2018 dated October 22, 2018 for Arts and Exhibitions International, LLC
99.6	Monthly Operating Report for the Period of September 1, 2018 through September 30, 2018 dated October 22, 2018 for Premier Merchandising, LLC
99.7	Monthly Operating Report for the Period of September 1, 2018 through September 30, 2018 dated October 22, 2018 for Premier Exhibitions International, LLC
99.8	Monthly Operating Report for the Period of September 1, 2018 through September 30, 2018 dated October 22, 2018 for Premier Exhibitions NYC, Inc.
99.9	Monthly Operating Report for the Period of September 1, 2018 through September 30, 2018 dated October 22, 2018 for Dinosaurs Unearthed Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER EXHIBITIONS, INC.

Date: October 22, 2018	By: /s/Jerome Henshall
Jerome Henshall
Chief Financial Officer